Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Results for First Quarter Fiscal 2013

Net Revenue was $226.1 Million

Non-GAAP Net Loss Per Diluted Share was $1.16

Company Now Expects Non-GAAP Net Income Per Diluted Share of $1.75 to $2.00
For Fiscal Year 2013

New York, NY — July 31, 2012 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported financial results for the first quarter of its fiscal year 2013, ended June 30, 2012.  In addition, the Company updated its financial outlook for the fiscal year 2013, ending March 31, 2013, and provided its initial financial outlook for the fiscal second quarter ending September 30, 2012.

For the first quarter of fiscal 2013, net revenue was $226.1 million, as compared to $334.4 million for the first quarter of fiscal 2012.  GAAP loss from continuing operations was $110.8 million, or $1.30 per diluted share, as compared to $8.6 million, or $0.11 per diluted share, for the year-ago period.  Non-GAAP net loss was $98.8 million, or $1.16 per diluted share, as compared to Non-GAAP net income of $2.0 million, or $0.02 per diluted share, for the year-ago period.  Both GAAP loss from continuing operations and Non-GAAP net loss for the first quarter of fiscal 2013 include the negative impact from a one-time contractual obligation of $15 million, or $0.18 per diluted share.

The strongest contributors to net revenue in the first quarter were the release of Max Payne 3, catalog sales led by the Grand Theft Auto franchise and Red Dead Redemption, the release of Spec Ops: The Line, and continuing sales of NBA 2K12.  Catalog sales grew 50% year-over-year and accounted for 26% of net revenue.  Revenue from digitally delivered content grew 33% year-over-year and accounted for 14% of net revenue, driven by offerings for the Sid Meier’s Civilization franchise, the Grand Theft Auto franchise, the Max Payne franchise, NBA 2K12, and Red Dead Redemption.

Management Comments

“Although our first quarter results were below expectations due to lower-than-anticipated sales of Spec Ops: The Line and Max Payne 3, the outlook for our slate of upcoming releases is stronger than ever,” said Strauss Zelnick, Chairman and CEO of Take-Two.  “Early consumer enthusiasm suggests robust demand for our extraordinary lineup of upcoming releases, particularly Borderlands 2, NBA 2K13 and BioShock Infinite.  We continue to expect fiscal 2013 to be one of the best years in Take-Two’s history.

“Our long-term strategy is to continue to grow our revenues and reduce the volatility of our results by complementing our core console business with digitally delivered content for mobile and online platforms.  During the current fiscal year we have made substantial progress, including launching an open beta for NBA 2K Online in China; expanding our lineup of core titles for tablets and smartphones with Max Payne

Mobile; releasing our first domestic mobile social game — COMEDY CENTRAL’S Indecision Game; and delivering our first mobile social game for Japan — NBA 2K All Stars.  While our core console business has faced short-term cyclical headwinds, we remain exceedingly optimistic about our Company’s long-term prospects for growth and profitability.”

Business and Product Highlights

Since April 1, 2012:

Rockstar Games:

•                  Launched Max Payne 3 on Xbox 360, PS3 and PC.  The title received excellent reviews and has sold-in over 3 million units to date.  Max Payne 3 is being supported by a comprehensive downloadable content plan, with new releases starting in July and extending through the fall.

•                  Released Max Payne Mobile, enabling fans to experience the classic 2001 release, Max Payne, optimized for the iPad, iPhone, iPod touch and select Android enabled devices.

•                  Announced that it is expanding its Toronto development studio with the support of the Ontario government.  In conjunction with the expansion, Rockstar Games is moving its Vancouver development team to the new Toronto facility and expects to grow staff over time.

2K:

•                  2K Games launched Spec Ops: The Line, a heart-pounding military shooter that explores the dark realities of war, on Xbox 360, PS3 and PC.

•                  2K Games released Sid Meier’s Civilization V: Gods & Kings, the expansion pack for the award-winning PC strategy title, Civilization V.

•                  2K Sports announced the “no data wipe” open beta launch of its free-to-play NBA 2K Online MMO game on the Tencent Games portal in China.

•                  2K Play launched our first mobile social game, COMEDY CENTRAL’s Indecision Game for iPhone, iPad, iPod touch and Android, including Amazon’s Kindle Fire.

•                  2K Games released our first mobile social game for Japan, NBA 2K All Stars on GREE, and also announced a partnership with GREE to bring additional games to select global mobile social gaming markets, including Pirates! Legends and Civilization (working title).

•                  2K Sports announced that the Oklahoma City Thunder’s Kevin Durant, Los Angeles Clippers’ Blake Griffin and the Chicago Bulls’ Derrick Rose will be the cover athletes for NBA 2K13, the next installment of the top-selling and top-rated NBA video game simulation franchise*, which is planned for release on October 2, 2012 in North America and October 5, 2012 internationally.  In addition, the title will be our first offering for WiiU, available during the holiday season.

•                  2K Play announced that it plans to release Nickelodeon Dance 2 for console systems and Bubble Guppies and Dora & Team Umizoomi’s Fantastic Flight for the Nintendo DS in November.

•                  2K Play unveiled their slate of new, casual mobile games at E3 2012, including House Pest™ Starring Fiasco the Cat™, GridBlock™, Herd, Herd, Herd™, and Carnival Games® MiniGolf, which will be available beginning this summer.

•                  2K Games announced that XCOM: Enemy Unknown is planned for release on October 9, 2012 in North America and October 12, 2012 internationally.

•                  2K Games announced that BioShock Infinite is now planned for launch on February 26, 2013.

*According to 2008 - 2012 Gamerankings.com and The NPD Group estimates of U.S. retail video game sales through June 2012.

Financial Outlook for Fiscal 2013

Take-Two is providing its financial outlook for the second quarter ending September 30, 2012 and updating its financial outlook for the fiscal year ending March 31, 2013 as follows:

	Second Quarter Ending 9/30/2012	Fiscal Year Ending 3/31/2013

Net Revenue	$200 to $250 Million	$1.70 to $1.80 Billion

Non-GAAP net income (loss) per diluted share (1)	$(0.30) to $(0.15)	$1.75 to $2.00

Stock-based compensation expense per share (2)	$0.09	$0.38

Non-cash amortization of discount on convertible notes per share	$0.05	$0.16

Expenses related to reorganization and unusual legal matters	$0.01	$0.01

Non-cash tax expense per share	$0.01	$0.01

1)              The Company’s Non-GAAP net income per diluted share outlook for the fiscal year ending March 31, 2013 includes the negative impact from a one-time contractual obligation of $15 million, or $0.13 per diluted share.

2)              The Company’s stock-based compensation expense for the periods above includes the cost of approximately 2.2 million shares issued to ZelnickMedia that are subject to variable accounting. Actual expense to be recorded in connection with these shares is dependent upon several factors, including future changes in Take-Two’s stock price.

Key assumptions and dependencies underlying the Company’s financial outlook include: the timely delivery of the titles included in this financial outlook, which encompasses both announced titles and titles not yet announced for release during fiscal year 2013; the ability to develop and publish products that capture market share for the current generation video game and computer entertainment systems; and stable foreign exchange rates. See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following titles were released since April 1, 2012:

Label	Title	Platforms	Release Date
Rockstar Games	Max Payne Mobile	iOS	April 12, 2012
2K Games	Sid Meier’s Pirates!	iPhone	April 19, 2012
Rockstar Games	Max Payne 3	Xbox 360, PS3	May 15, 2012*
Rockstar Games	Max Payne 3	PC	June 1, 2012
Rockstar Games	Max Payne Mobile	Android	June 14, 2012
2K Games	Sid Meier’s Civilization V: Gods and Kings (Expansion Pack)	PC	June 19, 2012*
2K Games	Spec Ops: The Line	Xbox 360, PS3, PC	June 26, 2012*
Rockstar Games	Max Payne 3: Local Justice Map Pack (DLC)	Xbox 360, PS3	July 3, 2012
2K Play	COMEDY CENTRAL’S Indecision Game	iOS, Android	July 10, 2012
2K Sports	NBA 2K All Stars	GREE (Japan only)	July 19, 2012

*North American release date; international release date typically follows three days after.

Take-Two’s lineup of future titles announced to date includes:

Label	Title	Platforms	Planned Release
Rockstar Games	Max Payne 3: Local Justice Map Pack (DLC)	PC	August 9, 2012
Rockstar Games	Max Payne 3: Disorganized Crime Pack (DLC)	Xbox 360, PS3, PC	August 2012
2K Play	House Pest Starring Fiasco the Cat	Mobile (TBA)	Summer 2012
2K Play	GridBlock	Mobile (TBA)	Summer 2012
2K Play	Herd, Herd, Herd	Mobile (TBA)	Summer 2012
2K Play	Carnival Games MiniGolf	Mobile (TBA)	Summer 2012
2K Games	Borderlands 2	Xbox 360, PS3, PC	September 18, 2012*
Rockstar Games	Max Payne 3: Hostage Negotiation Map Pack (DLC)	Xbox 360, PS3, PC	September 2012
2K Sports	NBA 2K13	Xbox 360, PS3, Wii, PSP, PC	October 2, 2012*
2K Games	XCOM: Enemy Unknown	Xbox 360, PS3, PC	October 9, 2012*
Rockstar Games	Max Payne 3: Painful Memories Map Pack (DLC)	Xbox 360, PS3, PC	October 2012
Rockstar Games	Max Payne 3: Deathmatch Made In Heaven Mode Pack (DLC)	Xbox 360, PS3, PC	October 2012
2K Play	Nickelodeon Dance 2	TBA	November 2012
2K Play	Bubble Guppies	DS	November 2012
2K Play	Dora & Team Umizoomi’s Fantastic Flight	DS	November 2012
2K Sports	NBA 2K13	WiiU	Holiday 2012
2K Games	BioShock Infinite	Xbox 360, PS3, PC	February 26, 2013
Rockstar Games	Grand Theft Auto V	TBA	TBA
2K Games	XCOM	Xbox 360, PS3, PC	Fiscal Year 2014

*North American release date; international release typically follows three days after.

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics. The call can be accessed by dialing (877) 407-0984 or (201) 689-8577. A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items. Non-GAAP gross profit, income (loss) from operations, net income (loss), and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP. They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results. These Non-GAAP financial measures may be different from similarly titled measures used by other companies.

The Company believes that these Non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These Non-GAAP financial measures also provide for comparative results from period to period. Therefore, the Company believes it is appropriate to exclude certain items as follows:

•                  Stock-based compensation — the Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short- and long-term operating plans. As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Business reorganization, restructuring and related expenses — the Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization, restructuring and related expenses from its Non-GAAP financial measures.

•                  Income (loss) from discontinued operations — the Company does not engage in sales of subsidiaries on a regular basis and therefore believes it is appropriate to exclude such gains (losses) from its Non-GAAP financial measures. As the Company is no longer active in its discontinued operations, it believes it is appropriate to exclude income (losses) thereon from its Non-GAAP financial measures.

•                  Professional fees and expenses associated with unusual legal and other matters — the Company has incurred expenses for legal professional fees that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Non-cash amortization of discount on convertible notes — The Company records non-cash amortization of discount on convertible notes as interest expense in addition to the interest expense already recorded for coupon payments. The Company excludes the non-cash portion of the interest expense from its Non-GAAP financial measures because these amounts are unrelated to its ongoing business operations.

•                  Non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill — due to the nature of the adjustment as well as the expectation that it will not have any cash impact in the foreseeable future, the Company believes it is appropriate to exclude this expense from its Non-GAAP financial measures.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, marketer and publisher of interactive entertainment for consumers around the globe. The Company develops and publishes products through its two wholly-owned labels Rockstar Games and 2K, which publishes its titles under the 2K Games, 2K Sports and 2K Play brands. Our products are designed for console systems, handheld gaming systems and personal computers, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012, in the section entitled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended June 30,
	2012	2011

Net revenue	$226,139	$334,380

Cost of goods sold:
Product costs	72,259	98,451
Software development costs and royalties	105,004	84,602
Internal royalties	948	16,512
Licenses	8,520	11,654
Total cost of goods sold	186,731	211,219

Gross profit	39,408	123,161

Selling and marketing	79,007	74,683
General and administrative	43,202	30,577
Research and development	15,312	16,519
Depreciation and amortization	2,769	3,245
Total operating expenses	140,290	125,024
Loss from operations	(100,882)	(1,863)
Interest and other, net	(8,049)	(3,680)
Loss from continuing operations before income taxes	(108,931)	(5,543)
Provision for income taxes	1,841	3,076
Loss from continuing operations	(110,772)	(8,619)
Loss from discontinued operations, net of taxes	(66)	(94)
Net loss	$(110,838)	$(8,713)

Earnings (loss) per share:
Continuing operations	$(1.30)	$(0.11)
Discontinued operations	—	—
Basic earnings (loss) per share	$(1.30)	$(0.11)

Continuing operations	$(1.30)	$(0.11)
Discontinued operations	—	—
Diluted earnings (loss) per share	$(1.30)	$(0.11)

Weighted average shares outstanding:
Basic	85,010	82,505
Diluted	85,010	82,505

	Three months ended June 30,
	2012	2011
OTHER INFORMATION
Geographic revenue mix
United States	47%	45%
International	53%	55%

Platform revenue mix
Microsoft Xbox 360	42%	49%
Sony PlayStation 3	40%	41%
PC and other	14%	7%
Sony PSP	1%	1%
Nintendo Wii	1%	0%
Nintendo DS	1%	1%
Sony PlayStation 2	1%	1%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	June 30,	March 31,
	2012	2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$367,056	$420,279
Accounts receivable, net of allowances of $72,747 and $51,002 at June 30, 2012 and March 31, 2012, respectively	71,707	45,035
Inventory	27,987	22,477
Software development costs and licenses	209,662	211,224
Prepaid expenses and other	42,695	44,602
Total current assets	719,107	743,617

Fixed assets, net	19,354	18,949
Software development costs and licenses, net of current portion	60,685	104,755
Goodwill	225,118	228,169
Other intangibles, net	11,931	16,266
Other assets	36,942	37,671
Total assets	$1,073,137	$1,149,427

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$78,224	$46,681
Accrued expenses and other current liabilities	162,983	156,768
Deferred revenue	14,348	13,864
Liabilities of discontinued operations	1,438	1,412
Total current liabilities	256,993	218,725

Long-term debt	320,883	316,340
Income taxes payable	15,598	15,621
Other long-term liabilities	679	695
Liabilities of discontinued operations, net of current portion	1,949	2,319
Total liabilities	596,102	553,700
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 150,000 shares authorized; 91,071 and 90,215 shares issued and outstanding at June 30, 2012 and March 31, 2012, respectively	911	902
Additional paid-in capital	803,007	799,431
Accumulated deficit	(322,177)	(211,339)
Accumulated other comprehensive (loss) income	(4,706)	6,733
Total stockholders’ equity	477,035	595,727
Total liabilities and stockholders’ equity	$1,073,137	$1,149,427

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Three months ended June 30,
	2012	2011

Operating activities:
Net loss	$(110,838)	$(8,713)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization and impairment of software development costs and licenses	95,488	72,466
Depreciation and amortization	2,769	3,245
Loss from discontinued operations	66	94
Amortization and impairment of intellectual property	4,209	305
Stock-based compensation	7,006	8,048
Amortization of discount on Convertible Notes	4,543	1,997
Amortization of debt issuance costs	511	313
Other, net	581	(250)
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	(26,672)	(62,477)
Inventory	(5,510)	(1,363)
Software development costs and licenses	(56,332)	(45,630)
Prepaid expenses, other current and other non-current assets	2,105	(26,063)
Deferred revenue	484	1,880
Accounts payable, accrued expenses, income taxes payable and other liabilities	29,484	28,162
Net cash used in discontinued operations	(410)	(420)
Net cash used in operating activities	(52,516)	(28,406)

Investing activities:
Purchase of fixed assets	(3,290)	(2,400)
Net cash used in discontinued operations	—	(1,475)
Net cash used in investing activities	(3,290)	(3,875)

Financing activities:
Proceeds from exercise of employee stock options	—	162
Net cash provided by financing activities	—	162

Effects of foreign exchange rates on cash and cash equivalents	2,583	519

Net decrease in cash and cash equivalents	(53,223)	(31,600)
Cash and cash equivalents, beginning of period	420,279	280,359
Cash and cash equivalents, end of period	$367,056	$248,759

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

RECONCILIATION OF GAAP TO Non-GAAP MEASURES (Unaudited)

(in thousands, except per share amounts)

	Three months ended June 30,
	2012	2011
Gross Profit
GAAP Gross Profit	$39,408	$123,161
Stock-based compensation	4,948	3,204
Non-GAAP Gross Profit	$44,356	$126,365

Income (Loss) from Operations
GAAP Loss from Operations	$(100,882)	$(1,863)
Stock-based compensation	7,006	8,048
Professional fees and legal matters	—	176
Non-GAAP Income (Loss) from Operations	$(93,876)	$6,361

Net Income (Loss)
GAAP Net Loss	$(110,838)	$(8,713)
Discontinued operations	66	94
Stock-based compensation	7,006	8,048
Professional fees and legal matters	—	176
Non-cash amortization of discount on Convertible Notes	4,543	1,997
Non-cash tax expense	473	355
Non-GAAP Net Income (Loss)	$(98,750)	$1,957

Diluted Earnings (Loss) Per Share
GAAP earnings (loss) per share	$(1.30)	$(0.11)
Non-GAAP earnings (loss) per share	$(1.16)	$0.02

Number of diluted shares used in computation
GAAP	85,010	82,505
Non-GAAP (1)	85,010	88,778

(1) For the three months ended June 30, 2011, the diluted shares used in the computation of Non-GAAP diluted EPS include participating shares of  5,326.